UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM
8-K
____________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

March 8, 2024
____________________________________

Vaxxinity, Inc.
(Exact name of registrant as specified in its charter)
____________________________________

Delaware
001-41058
86-2083865
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

505 Odyssey Way
Merritt Island
,
FL
32953
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number,

including area code: (
254
)
244-5739

Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Class A Common Stock, par value $0.0001
per share
VAXX
The Nasdaq

Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§240.12b-2 of this chapter).
Emerging growth company

☒
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain

Officers; Election of Directors; Appointment of Certain Officers;

Compensatory
Arrangements of Certain Officers.
On March 8, 2024, a Special Committee (the “Committee”) of the

Board of Directors (the “Board”) of Vaxxinity,

Inc. (the
“Company”) approved an option repricing (the “Repricing”).

The Committee, which comprises solely independent and disinterested directors, was delegated the authority by the Board to consider and approve an option repricing program for the Company’s

employees
and executive officers. The Repricing generally applied to

continuing employees and officers with (a) underwater options to purchase shares of the Company’s Class A common

stock that were granted to employees (other than the Founders (as defined below))

under
the Company’s 2021 Omnibus Incentive

Compensation Plan (the “2021 Omnibus Plan”) and the 2021 Stock Option and Grant

Plan
(the “2021 Stock Option Plan”) (such options, the “Employee Options”)

and (b) underwater options to purchase shares of the
Company’s Class B common stock granted

pursuant to stock option agreements governed by the terms of the 2021 Stock Option

Plan
(together with the Employee Options, the “Eligible Options”). The

Repricing includes options held by Louis Reese, the Company’s
Executive Chairman (options to purchase 2,991,835 shares of Class B common stock at an exercise price $10.07 per share), Mei Mei
Hu, the Company’s Chief Executive

Officer (together with Mr.

Reese, the “Founders”) (options to purchase 3,370,620 shares of Class
B common stock at an exercise price of $10.07 per share), JC Dodart, the Company’s

Senior Vice President of Research (options

to
purchase 244,713 shares of Class A common stock at exercise prices ranging from

$2.29 to $13.00 per share), Jason Pesile, the
Company’s Senior Vice

President of Finance and Accounting (options to purchase 83,925 shares of Class A common stock at exercise
prices ranging from $2.29 to $5.26 per share), Rene Paula, the Company’s advisor and former General Counsel (options to purchase
268,404 shares of Class A common stock at exercise prices ranging from $2.29 to

$13.00 per share), Sumita Ray, the

Company’s
Chief Legal Officer (options to purchase 425,000 shares of Class A common stock at an exercise price of $1.17 per share), Peter
Powchik, the Company’s Executive

Vice President and Global Scientific

Director and a member of the Company’s

Board of Directors
(options to purchase 584,744 shares of Class A common stock at exercise prices ranging from $1.17 to $1.27 per share, which does
not include any options previously granted to Mr.

Powchik in connection with his service as a director prior to his employment with the Company), and other senior executives and employees of the Company.

The total number of shares of Class A and Class B
common stock underlying all Eligible Options is approximately 10,105,140 shares. Options held by non-employee members of the
Board were not eligible for the Repricing.
As of March 8, 2024 (with respect to the Employee Options issued under the 2021

Stock Option Plan and the Founder Options) and
March 10, 2024 (with respect to the Employee Options issued under the 2021 Omnibus

Plan) (as applicable, the “Repricing Date”),
the Eligible Options were immediately repriced such that the exercise price per share for such options was reduced to $0.70, the
closing price of the Company’s Class A common

stock on the Nasdaq Global Market on March 8, 2024, the most recent closing price of the Company’s Class A common

stock prior to the Repricing, subject to certain retention and other requirements outlined below
and, in the case of Employee Options issued under the 2021 Omnibus Plan,

the expiration of the 20-day period following the filing of
a definitive Information Statement on Schedule 14C. In accordance with the terms of the 2021 Omnibus Plan, on March 10, 2024,
stockholders of the Company holding a majority in voting power of the outstanding shares of the Company’s common

stock approved
by written consent the repricing of the Employee Options issued under the 2021

Omnibus Plan.
In order to exercise the Employee Options at the reduced exercise price, holders are required to remain in service with the Company
(or otherwise be eligible to exercise their options pursuant to any applicable post-termination exercise period) through the end of a
“Retention Period” that ends on the earlier of: (a) December 31, 2024 and (b) a Change of Control, as defined in the 2021 Omnibus
Plan.

If an employee exercises an Employee Option prior to the end of the Retention Period, such employee will be required to pay a
premium exercise price equal to the original exercise price per share of such Employee

Option.

Options subject to the Repricing held
by the Founders will be exercisable in accordance with their terms, and shares of Class B common stock acquired upon exercise of
such options will be subject to a lock-up restriction prohibiting sales for a period of two years from the Repricing Date.

In addition,
the Founders will not be eligible to receive annual equity grants in 2024 and 2025.

The Committee approved the Repricing after multiple meetings, careful consideration of various alternatives, a review of other
applicable factors and with the advice of the Company’s

independent compensation consultant. The Committee designed the
Repricing, with the original exercise price applicable to the Employee

Options during the Retention Period, and the extended holding period and determination not to make of annual grants to the Founders in 2024 and 2025, to provide added incentive to retain and
motivate the Company’s employees

and Founders to continue to work in the best interests of the Company and its stockholders without incurring the stock dilution resulting from significant additional equity grants or significant additional cash expenditures
resulting from additional cash compensation. As of the date of approval of the Repricing, nearly all of the stock options held by
continuing Company employees were “underwater,”

with exercise prices well above the current market price of the Company’s

Class
A common stock. The Eligible Options previously had exercise prices ranging from $0.73 to $13.00 per share.
Item 5.07 Submission of Matters to a Vote

of Security Holders.
The information set forth above under Item 5.02 is incorporated by reference into this Item 5.07

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its
behalf by the undersigned hereunto duly authorized.
Date: March 14, 2024
VAXXINITY,

INC.
By: /s/ Mei Mei Hu
Name:

Mei Mei Hu
Title:

Chief Executive Officer